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[SPECIMEN]                                                         EXHIBIT 10.44

                                     [LOGO]

                    IRREVOCABLE DIRECT PAY LETTER OF CREDIT

                     [COMERICA BANK-CALIFORNIA LETTERHEAD]


April 19, 1996

Bank One, Columbus, N.A.
c/o Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43215-0181
Attention: Corporate Trust

Dear Sirs:

        We hereby issue in your favor, as trustee ("Trustee") under the Indenture of Trust ("Indenture") dated as of April 1, 1996, by and between you and the Village of Gurnee, Illinois ("Issuer") this Irrevocable Direct Pay Letter of Credit (this "Credit") No. 532562 for the account of SteriGenics International ("Account Party"), in an amount not exceeding Seven Million Eight Hundred Eighty Thousand dollars ($7,880,000.00) (the "Stated Amount") of which amount not exceeding $7,750,000 ("Principal Amount") may be drawn upon with respect to the payment of principal and $130,000 ("Interest Amount") may be drawn upon with respect to the payment of interest of Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 (the "Bonds"). Funds under this Credit are available to you against drawing certificate(s) ("Drawing Certificate(s)"), duly signed and presented to us at 333 W. Santa Clara Street, San Jose, California 95113 as follows:

1) If a drawing is being made with respect to the payment of interest on the Bonds, or with respect to the payment of principal on the Bonds, your request for payment shall be presented in the form of a certificate, with the blanks appropriately filled in, as attached to this Credit as Annex A.

2) If a drawing is made with respect to the payment of interest and principal in connection with the purchase of tendered Bonds or Bonds deemed tendered, your request shall be presented in the form of a certificate, with the appropriate blanks filled in, as attached to this Credit as Annex B.

        Any Drawing Certificate may be presented in person or by telecopier at 408-556-5216 to the attention of Manager International Operations providing the drawing by telecopy is confirmed by telephone at 408-556-5214 and the original certificates have been sent by overnight mail. The
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[SPECIMEN]


certificate shall have all blanks appropriately filled in and shall be duly executed by your authorized officer.

        A Drawing Certificate presented prior to 10:00 a.m., Pacific time, on any Business Day (as defined herein) shall be honored and the amount shall be paid in immediately available funds on the same business day or such later Business Day as specified in the Drawing Certificate. A Drawing Certificate presented at or after 10:00 a.m., Pacific time, on any Business Day shall be honored and the amount of the draft paid in immediately available funds on the following business day by 10:00 a.m. Pacific time or such later Business Day as specified in the Drawing Certificate. Payment under this Credit shall be made in accordance with the payment instructions set forth in the completed Drawing Certificate accompanying each draft. All payments made by us under this Credit shall be made from our own funds. Business Day for purposes hereof means any day other than (i) a day on which the banking institutions in (a) New York, New York or (b) the City of San Jose, California or (c) Detroit, Michigan or (d) the cities in which the Trustee or the Paying Agent (as defined in the Indenture) or the Remarketing Agent (as defined in the Indenture) have their respective principal offices are authorized to close or (ii) a day on which the New York Stock Exchange is closed.

        This Credit is transferable in its entirety, but not in part, to any transferee who has succeeded you as Trustee under the Indenture and may be successively so transferred. Transfer of this Credit to such transferee shall be affected by the presentation to us of this Credit accompanied by a Certificate substantially in the form of Annex C.

        Each payment of a Drawing with respect to the payment of interest on or principal of the Bonds honored by us shall reduce the portion of the Principal Amount and the Interest Amount available under this Credit subject to reinstatement as provided below. The Stated Amount of this Credit shall also be reduced by the amount stated in a written notice of reduction executed by the Trustee. A reduction of the Stated Amount through the use of such a written notice of reduction shall be effective as of the actual date of receipt by us of such notice at our above stated address.

        Following the honoring of a Drawing hereunder to pay interest on the Bonds (other than interest in connection with redemption, maturity, acceleration or purchase upon tender of the Bonds in whole or in part), the available Interest Amount shall be reinstated on the sixth day following such drawing to the original amount unless you shall have received our notice to you by hand delivery or telecopier notice at (614) 248-5195, receipt of which has been confirmed by you to us in writing via telecopy at (408) 556-5216, within five (5) days of such drawing, followed by delivery of the original notice by overnight delivery that we have not been reimbursed for such payment in accordance with the terms of the Reimbursement Agreement, dated as of April 1, 1996, by and between the Account Party and this Bank ("Reimbursement Agreement"), or any other Event of Default under the Reimbursement Agreement has occurred and is continuing, and as a consequence thereof there shall be no such reinstatement, or if the sixth calendar day after such Drawing would be after the expiration of this Credit.


                     Page 2 of 6 all of which constitute an
                     integral part of this Letter of Credit
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        Following the honoring of a Drawing hereunder to pay principal and/or interest of the Bonds in order to purchase the Bonds on behalf of the Account Party, the available principal and interest amount shall not be reinstated to the original amount unless you shall have received our notice to you by hand delivery or telecopier notice at (614) 248-5195, receipt of which has been confirmed by you to us in writing via return telecopy at (408) 556-5216, followed by the delivery of the original notice by overnight delivery that there shall be reinstatement of the Principal Amount and Interest Amount.

        This Credit is subject to the Uniform Customs and Practices for Documentary Credits (1993 Revision) International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"); provided, however, that Article 48(g) shall not apply to this Credit. As to matters not covered by the Uniform Customs, this Credit shall be governed by the internal laws of the State of California.

        This Credit, unless extended, shall expire on the earliest of (i) May 15, 2001, (ii) the date of receipt by us of notice from the Trustee and the Account Party that the issuance of an alternate credit and liquidity facility in substitution of this Credit has occurred, (iii) five (5) days following the Conversion Date as stipulated in the Notice of Trustee delivered to us, or (iv) the date that we receive notice from the Trustee that none of the Bonds are outstanding under the Indenture.

        We undertake that your Drawing Certificate(s), drawn and presented on or before the expiration of this Credit in conformity with the terms of this Credit, will be duly honored.

                               Very truly yours,

                               COMERICA BANK-CALIFORNIA

                               By: /s/      [SIG]
                                   ------------------------
                                        Vice President

                     Page 3 of 6 all of which constitute an
                     integral part of this Letter of Credit
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                                    COMERICA

                                                      Letter of Credit Division

                                    ANNEX A

                          REGULAR DRAWING CERTIFICATE

Comerica Bank-California
333 W. Santa Clara Street, 2nd Floor
San Jose, California 95113

Attention: Manager International Operations

        We refer to your Letter of Credit No. 532562 issued in support of The Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 (the "Credit"). Terms defined in the Credit not otherwise defined herein shall have the same meaning herein as therein.

1. As Trustee pursuant to the Indenture, we hereby make demand for payment under the Credit to pay or provide for the payment of interest on such Bonds in the amount of $____________ and principal in the amount of $____________. This Drawing is made as [a regularly scheduled interest payment] [an extraordinary redemption] [an optional redemption] [a mandatory redemption] [a mandatory sinking fund redemption] [maturity of the Bonds] [in connection with acceleration], under the provisions of Section ___ of the Indenture. (DELETE INAPPROPRIATE CLAUSES]

2. The amount demanded for the payment of principal and/or interest does not exceed the amount available on the date hereof to be drawn under the Credit in respect to the payment of principal and interest on the Bonds and the stated amount of the Credit will be permanently reduced by the amount demanded herein in respect to the payment of principal.

3. Upon receipt of the amount demanded under this Credit, we will apply the same directly to payment when due in respect to interest and/or principal on account of such Bonds.

4.      Please remit your payments on [INSERT DATE] as follows:

                      -----------------------------------
                      -----------------------------------

______________, 199__

                                        Bank One, Columbus, N.A.,
                                        as Trustee

                                        By:
                                           ---------------------------
                                        Its:
                                            --------------------------

                     Page 4 of 6 all of which constitute an
                     integral part of this Letter of Credit

[ORIGINAL]
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[SPECIMEN]                      [COMERICA LOGO]

                                    ANNEX B

                                                      Letter of Credit Division

                                Purchase Drawing

Comerica Bank-California
333 W. Santa Clara Street, 2nd Floor
San Jose, California 95113

Attention: Manager International Operations

        We refer to your Letter of Credit No. 532562 issued in support of The Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 (the "Credit"). Terms defined in the Credit not otherwise defined herein shall have the same meaning herein as therein.

        1. As Trustee pursuant to the Indenture, we hereby make demand for payment under the Credit to pay or provide for the payment of interest in the amount of $__________ and for payment of principal in the amount of $________ for the purchase of tendered Bonds (or Bonds deemed tendered) under the provisions of Section(s) _____ of the Indenture. We certify to you that we are:
(i) either contemporaneously delivering to you an amount of money equal to the drawing under this paragraph or (ii) we have directed the Depository to reflect beneficial ownership in Bonds for your benefit as a secured party together with an amount of money to be transmitted to you and the aggregate amount of such Bonds and money to be transmitted is equal to the amount of the drawing under this paragraph.

        2. The amount demanded for the payment of principal and/or interest does not exceed the amount available on the date hereof to be drawn under the Credit with respect to the payment of principal and interest on the Bonds.

        3. The stated amount of the Credit will be permanently reduced by the amount demanded herein in respect to the payment of principal, unless you otherwise advise us as provided in the Credit.

        4. Upon receipt of the amount demanded under this Credit, we will apply the same directly to payment when due with respect to interest and/or principal on account of such Bonds.

        5.      Please remit your payments on [insert date] as follows:


                        --------------------------------------------

                        --------------------------------------------


----------------, 199__
                                        Bank One, Columbus, N.A.,
                                        as Trustee

                                        By:____________________________________

                                        Its:___________________________________


                     Page 5 of 6 all of which constitute an
                     integral part of this Letter of Credit


[ORIGINAL]
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[SPECIMEN]                    [COMERICA LOGO]

                                                      Letter of Credit Division

                           INSTRUCTIONS FOR TRANSFER

Comerica Bank-California
333 W. Santa Clara Street, 2nd Floor
San Jose, California 95113

Attention: Manager International Operations

        We refer to your Letter of Credit No. 532562 issued in support of The Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 (the "Credit"). The undersigned, as Trustee, is named as beneficiary of the Credit. The Transferee named below has succeeded the undersigned as Trustee under the Indenture defined in the Credit:



        ----------------------------
        Name of Transferee


        ----------------------------
        Address

        Therefore, for value received, the undersigned hereby irrevocably instructs you to transfer to such Transferee all rights of the undersigned to draw under the Credit.

                                        Bank One, Columbus, N.A.,
                                        as Trustee

                                        By:
                                           -------------------------------------

                                        Its
                                           -------------------------------------

        The undersigned (Name of Transferee) hereby accepts the foregoing transfer of rights under the credit and has accepted the obligations of the Trustee under the Indenture.


                                         -------------------------------------
                                         (Name of Transferee)

                                        By:
                                           -------------------------------------

                                        Title
                                             -----------------------------------

                                        Address of Principal Corporate
                                        Trust Office:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Telephone
                                                 -------------------------------

                                        Fax
                                           -------------------------------------


                     Page 6 of 6 all of which constitute an
                     integral part of this Letter of Credit


[ORIGINAL]